UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2017

COLLECTORS UNIVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-34240	33-0846191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1610 East Andrews Place, Suite 150, Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 567-1234

1921 E. Alton Avenue, Santa Ana, California 92705
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	Compensatory Arrangements of Certain Officers

Adoption and Summary of Fiscal 2018 Cash Incentive Plan.

On December 5, 2017 the Compensation Committee (the “Compensation Committee” or the “Committee”) of the Board of Directors of Collectors Universe, Inc. (the “Company”) adopted a cash incentive plan for Joseph J. Orlando and Joseph J. Wallace, the Company’s Chief Executive Officer and Chief Financial Officer, respectively, for the fiscal year ending June 30, 2018 (the “2018 Incentive Plan” or the “Plan”).

Set forth below is a summary description of the 2018 Incentive Plan. The following summary is not intended to be complete and is qualified in its entirety by reference to the 2018 Incentive Plan, a copy of which is attached as Exhibit 99.1 to and incorporated into this Current Report on Form 8-K.

Primary Purpose of the Incentive Plan. The primary purpose of the 2018 Incentive Plan is to further the interests of the Company and its stockholders by (i) providing meaningful incentives and financial rewards to participants in the Plan ("Participants") for making significant contributions to the achievement, by the Company, of specified financial performance goals in Fiscal 2018, and (ii) making a substantial portion of each Participant’s compensation for Fiscal 2018 dependent on the Company’s achievement of those goals and the achievement by each Participant of individualized performance goals (or MBOs), all in furtherance of the “pay-for-performance" policy of the Compensation Committee.

Administration of the Incentive Plan. The Plan will be administered by the Compensation Committee. All decisions and determinations of the Committee with respect to the 2018 Incentive Plan will be final and binding on and non-appealable by the Company and the Participants.

Establishment of Corporate Financial and Individualized Performance Goals. The Plan provides for the establishment by the Committee of incentive award opportunities for each Participant based on the extent to which (i) one or more corporate financial performance goals for Fiscal 2018 are achieved or exceeded by the Company, and (ii) individual or personal performance objectives (“MBOs”) established for each Participant are achieved or exceeded, in each case as determined by the Committee.

Determination of Incentive Awards Earned by Participants. As soon as practicable following the end of Fiscal 2018, the Committee is to determine (i) whether and to what extent any of the corporate financial goals has been achieved or exceeded, (ii) whether or to what extent, if any, each Participant has achieved his individual MBOs, and (iii) the amounts of the cash incentive awards, if any, that each Participant has earned under the Plan. The Plan provides that, in determining whether any previously established financial performance goal has been achieved or exceeded, the Committee may make adjustments for certain extraordinary or non-recurring events, as more specifically described in the 2018 Incentive Plan.

Payment of Incentive Awards. The Plan provides that, if and to the extent earned, incentive awards are to be paid in cash by no later than the seventy-fifth (75th) day after the end of Fiscal 2018. On the other hand, payment of incentive awards may be deferred if and to the extent it is deemed to be necessary to comply with Section 409A of the Internal Revenue Code.

Amendments to or Termination of the 2018 Incentive Plan. The 2018 Incentive Plan may be amended or terminated at any time by the Compensation Committee, except that (i) no amendment or termination of the Plan may affect the right of a Participant to retain any incentive award previously paid to him or her under the Plan, and (ii) no amendment may increase the amounts of the awards that are payable under the Plan or lower the financial performance goals that must be met for Participants to earn awards under the Plan. However, the Plan provides that adjustments may be made for certain extraordinary or non-recurring events, as more specifically described in the 2018 Incentive Plan, itself, in determining whether any previously established financial performance goal has been achieved or exceeded.

Committee’s Determination of Performance Goals and Incentive Award Opportunities under the Plan.

Following the adoption of the 2018 Incentive Plan, the Committee established:

(1)     Threshold, target and maximum financial performance incentive awards (the “Financial Performance Awards”), which each of Messrs. Orlando and Wallace has the opportunity to earn under the Plan. The earning of such Awards will depend on whether the Company achieves or exceeds specified threshold, target or maximum financial performance goals (the "Financial Performance Goals"), each of which will be measured on the basis of the net cash generated by the Company's continuing operations, less capital expenditures and capitalized software costs, over the following respective performance periods: (i) the nine months from October 1, 2017 to June 30, 2018 in the case of Mr. Orlando (because his employment as CEO commenced on October 9, 2017), and (ii) the fiscal year ending June 30, 2018 in the case of Mr. Wallace; and

(2)     Individualized or personalized threshold and target awards (“MBO Performance Awards”), which each of Messrs. Orlando and Wallace has the opportunity to earn, based on the extent to which he has achieved or exceeded individualized or personalized performance objectives (“MBOs”) established for him by the Committee.

The following table sets forth the respective incentive award opportunities that Messrs. Orlando and Wallace will have under the 2018 Incentive Plan, expressed as a percentage of their respective base salaries:

	Joseph J. Orlando, CEO			Joseph J. Wallace, CFO
	Threshold	Target	Maximum	Threshold	Target	Maximum
Award Opportunities:	Award(1)	Award(1)	Award(1)	Award(2)	Award(2)	Award(2)

Financial Performance Award(3)	30%	60%	85%	18%	36%	56%
MBO Performance Award(4)	15%	15%	15%	9%	9%	9%
Total Award Opportunity	45%	75%	100%	27%	45%	65%

(1)	Expressed as a percentage of Mr. Orlando's base salary for the nine months ending June 30, 2018, which is the period during fiscal 2018 that he will have been employed as CEO as of June 30, 2018.

(2)	Expressed as a percentage of Mr. Wallace's annual base salary for fiscal 2018.

(3)

Financial Performance Awards will be interpolated between the threshold and target Financial Performance Awards if the threshold financial performance goal is exceeded but the target financial goal is not achieved, or between the target and maximum Financial Performance Awards if the target financial performance goal is exceeded but the maximum financial performance goal is not achieved.

(4)	The threshold, target and maximum MBO goals and, therefore, the amounts of the threshold, target and maximum MBO Award Opportunities, are the same.

The Committee retains the discretion, exercisable prior to the payment of Awards under the Plan, to reduce (but not increase) the dollar amount of any of the Award Opportunities based on the Committee's assessment of the Company’s financial performance in Fiscal 2018 and any other factors deemed by it to be relevant.

Certain Conditions to the Receipt of Awards. No Financial Performance Award will be earned under the Plan if the Company fails to achieve at least the threshold Financial Performance Goal. No MBO Performance Award will be earned by a Participant if he fails to achieve any of his MBO Goals. It also is a condition precedent to the receipt by a Participant of any Incentive Award otherwise earned by him or her under the Plan that the Participant shall have remained in the continuous service of the Company through June 30, 2018.

Clawback Policy. The Plan provides that any Incentive Award that has been paid under this Plan shall be subject to reduction or "clawback" and recovery by the Company, in whole or in part, as and to the extent required under the Company's “clawback policy” as in effect from time to time or under any applicable executive compensation law laws or government regulations or any securities exchange listing requirements..

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2017 Annual Stockholders’ Meeting (the “Annual Meeting”) on December 5, 2017. The proposals voted on by stockholders at the Annual Meeting consisted of (i) the election of nine persons to the Company’s Board of Directors to serve for a term of one year and until their successors are elected (Proposal No. 1); (ii) approval, by non-binding advisory vote, of the compensation paid by the Company to its Named Executive Officers for its fiscal year ended June 30, 2017 (Proposal No. 2); (iii) approval of the Company's 2017 Equity Incentive Plan (Proposal No. 3); and (iv) ratification of the appointment of Grant Thornton, LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2018 (Proposal No. 4).

1.     Election of Directors (Proposal No. 1). The nine candidates named below, all of whom were nominated by the Company’s Board of Directors, were the only candidates nominated for election at the Meeting. As a result, the election of directors was uncontested. However, the Company’s Bylaws provide that, to be elected to the Board in an uncontested election, a candidate must receive a majority of the votes cast in the election of directors. As indicated in the table below, all nine candidates received a majority of the votes cast in the election of directors and, accordingly, were elected to serve on the Company’s Board of Directors for a term that will end at the next Annual Stockholders’ Meeting and until their respective successors are elected.

Nominees:	Shares Voted For	Percent of Shares Voted	Votes Withheld	Percent of Shares Voted

A. Clinton Allen	5,063,740	97.69%	119,560	2.31%
Robert G. Deuster	4,971,672	95.92%	211,628	4.08%
Deborah A. Farrington	5,095,425	98.30%	87,875	1.70%
David G. Hall	4,964,100	95.77%	219,200	4.23%
Joseph R. Martin	5,103,433	98.46%	79,867	1.54%
A. J. Bert Moyer	5,088,360	98.17%	94,940	1.83%
Joseph J. Orlando	5,093,429	98.27%	89,871	1.73%
Van D. Simmons	4,898,206	94.50%	285,094	5.50%
Bruce A. Stevens	5,083,860	98.08%	99,440	1.92%

There were a total of 2,741,485 broker non-votes in the election of directors.

2.     Approval, by Non-Binding Advisory Vote, of Executive Compensation (Proposal No. 2). The approval, by Non-Binding advisory vote, of the compensation paid by the Company to its Named Executive Officers for its fiscal year ended June 30, 2017 required the affirmative vote of the holders of a majority of the shares present (in person or by proxy) and voted on this Proposal at the Annual Meeting. Set forth below are the results of the voting on this Proposal:

Shares Voted For Approval	Percent of Shares Voted	Shares Voted Against Approval	Percent of Shares Voted	Abstentions	Percent of Shares Voted

5,085,520	98.11%	74,360	1.44%	23,420	0.45%

There were a total of 2,741,485 broker non-votes with respect to Proposal No. 2.

3.     Approval of 2017 Equity Incentive Plan (Proposal No. 3). The approval of the Collectors Universe 2017 Equity Incentive Plan required the affirmative vote of the holders of a majority of the shares present (in person or by proxy) and voted on this Proposal at the Annual Meeting. Set forth below are the results of the voting on this Proposal:

Shares Voted For Approval	Percent of Shares Voted	Shares Voted Against Approval	Percent of Shares Voted	Abstentions	Percent of Shares Voted

4,919,189	94.90%	238,459	4.60%	25,652	0.50%

There were a total of 2,741,485 broker non-votes with respect to Proposal No. 3.

4.     Ratification of Appointment of Independent Registered Public Accountants (Proposal No. 4). At the Annual Meeting, the Company’s stockholders also voted on the ratification of the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm for its fiscal year ending June 30, 2018. Approval of this Proposal required the affirmative vote of the holders of a majority of the shares present (in person or by proxy) and voted on this Proposal at the Annual Meeting. The following table sets forth the respective numbers of votes cast for and against, and the number of shares abstaining from, this Proposal:

Shares Voted For	Percent of Shares Voted	Shares Voted Against	Percent of Shares Voted	Abstentions	Percent of Shares Voted

7,864,208	99.23%	42,298	0.54%	18,279	0.23%

Brokers had discretionary authority to vote shares on the Proposal to ratify the appointment of the Company’s independent registered public accountants without having obtained voting instructions from the beneficial owners of the shares. Consequently, there were no broker non-votes with respect to this Proposal.

Item 7.01	Regulation FD Disclosure

On December 11, 2017, Collectors Universe, Inc. issued a press release announcing that (i) A. Clinton Allen has decided to retire as Non-Executive Chairman of the Board, but will continue to serve as a member of the Board, and (ii) Bruce A Stevens, who has been Chairman of the Nominating and Governance Committee has been selected to succeed Mr. Allen as Non-Executive Chairman of the Board. A copy of the press release is attached as Exhibit 99.2 to this Current Report.

In accordance with General Instruction B. 2 of Form 8-K, the information in this Current Report, including Exhibit 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description of Exhibits

99.1	Collectors Universe, Inc. 2018 Cash Incentive Plan.

99.2	Press release issued December 11, 2017 reporting retirement of A. Clinton Allen, as Non-Executive Chairman of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTORS UNIVERSE, INC.

Dated: December 11, 2017	By:	/s/ JOSEPH J. WALLACE
Joseph J. Wallace, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Collectors Universe, Inc. 2018 Cash Incentive Plan.

99.2	Press release issued December 11, 2017 reporting retirement of A. Clinton Allen, as Non-Executive Chairman of the Board of Directors.